UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 8, 2015

Date of Report (Date of earliest event reported)

Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts

01104

(Address of Principal Executive Offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on December 8, 2015 discussing our second quarter fiscal 2016 financial and operational results. The disclosure provided in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section.

Item 7.01.	Regulation FD Disclosure.

We are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on December 8, 2015 discussing our second quarter fiscal 2016 financial and operational results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

The text included with this Current Report on Form 8-K and the replay of the conference call and webcast on December 8, 2015 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

Certain statements contained in this Current Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding the successful implementation of our growth strategy; our outlook for the remainder of fiscal 2016; our belief that NICS background checks provide a strong indication of a healthy consumer market for firearms; our plans to launch additional products and line extensions at the SHOT Show® in January and throughout calendar 2016; our belief that our M&P Shield pistol is the best-selling personal protection and self-defense pistol in the market; our targeted gross margin range; our belief that operating expenses in the third quarter usually tend to be higher than in the second quarter because of expenses related to SHOT Show and distributor shows; our goal for EBITDAS margins; our expectations for capital expenditure spending for fiscal 2016 and the primary categories of expenditures; our belief that Adjusted NICS results provide a good indicator of consumer retail activity; our belief in the long-term growth prospects of the firearms market based upon Adjusted NICS results; our belief that our results regarding units shipped into the consumer channel relative to NICS checks in both the handgun and long gun categories are even stronger taking into account our own channel inventory reduction at wholesale due to the strong distributor sell-through; our belief that our strong sales relative to NICS results reflect a consumer preference for our firearms, a great job by our marketing team to raise awareness of our brands and products, and a great job by sales and operations to drive availability and distribution of our products at retail, giving the consumer the broadest possible choice in our products; statements regarding trends in the handgun portion of the consumer market; our belief that our growth in the long gun portion of the consumer market reflects our strategic decision to move more deeply into the hunting category as demonstrated by the success of our Thompson/Center Venture bolt-action rifle and by our acquisition of BTI; our belief that the third quarter season will be busy; our continued maintenance of a very robust new product pipeline; our belief that new accessory launches tend to occur during show season; our expectation that we will introduce many new accessories products, along with some additional new firearms, at the SHOT Show in January; our belief that our accessories division allows us to not only leverage the expanding base of Smith & Wesson, M&P, and Thompson/Center owners, but also allows us to leverage the entire spectrum of shooting sports consumers; our belief that our accessories business provides us a path to the broader outdoor enthusiast market; our plans regarding investments in our accessories division and the primary categories of investments; our belief that, while these investments will initially drive higher-than-normal operating expenses in the accessories division, they will provide a solid foundation for us to leverage organically and inorganically; our expectation that those operating expenses will fall into a normal range as the accessories business continues to grow; our belief that after the RFP phase of the Modular Handgun System for the U.S. Army is complete, we will be well-positioned as the Army narrows the field for the final test and evaluation; our estimates regarding the timing and completion of the Modular Handgun System RFP process for the Army; our estimates for our revenue, GAAP, and non-GAAP earnings per share, including adjustments, for full fiscal year 2016 and the third quarter of fiscal 2016; the variability of gross margin from quarter to quarter, depending on promotional activity and volume; our belief that we are doing very well in long guns relative to NICS; our plan to layer in the focus on other product categories, including bolt-action rifles; our plan to continue to focus on and strengthen our M&P polymer pistol family; our plans to bring our Thompson/Center brand to market, raise awareness of the brand with the consumer, and introduce new products; our intention to launch new products under the Thompson/Center brand; our estimates regarding our run rate; our belief that incremental margins will be up; statements regarding the amount of promotional activity during show season in January and February; our expectation that gross margin will stay in the general vicinity that it is in the rest of the year; our plans regarding cash available to us; our preference to spend cash on ourselves for growth; our interest in bolt-on style acquisitions; our preference to do a stock buyback rather than a dividend at this stage; our preference to do a stock buyback rather than a debt repurchase because of the interest rates on our debt; our focus on growth through bolt-on acquisitions; our plans to monitor the effect of recent geopolitical and national events on demand; our ability to flex up and down very successfully; our ability to respond to high demand during the very busy holiday season and show season through our outsourcing; our belief that retailers are expecting promotional activities in January and February; our expectation that retailers will capitalize on promotional activity by attending wholesaler shows and participating in the ordering at the shows; our goal to be a top market share player in the hunting firearms category; our goal to be the number one in terms of market share in each major product category that currently exists in firearms, including in some product categories that we currently rank fairly low; our plans to explore, understand, do our research, and start to develop new products with respect to product categories in which we do not have a product offering; our belief that the NICS checks for Black Friday indicate that the consumer is out there, shopping for firearms, perhaps a bit more strongly than we anticipated; our belief that our performance in terms of shipments into the channel relative to NICS is a good indicator of share gain; our belief that we did take share; our belief that we are ready for the busy season; our belief that the NICS checks for Black Friday demonstrate a busy season; our belief that we are in a good position to continue to achieve our goal of share gain overall in firearms; our plans regarding promotional activity; our belief that our internal flexibility between product categories allows us to be very responsive to changing preferences with the consumer by product; our ability to dial up outsourcing in a strong market and dial down outsourcing in a soft market; our expectations regarding our non-firearms segment; the launch of new accessories products at SHOT Show; our belief that our accessories division provides great opportunities for inorganic growth and some very exciting product categories to go and explore and mine and improve profitability; our belief that if we are successful for our professional customers, then we can do a better job overall in our business; and our expectation that we will attend SHOT Show in Las Vegas in January 2016. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our firearm accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2015.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

2

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Transcript of conference call and webcast conducted on December 8, 2015

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: December 9, 2015	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on December 8, 2015